LOAN AGREEMENT

THIS LOAN AGREEMENT is made as of the 23`d day of November, 2005.

BETWEEN:
RODINIA MINERALS INC., a body corporate, having an office located at Suite 600, 595 Howe Street, in the City of Vancouver, in the Province of British Columbia, V6C 2T5

   (the "Lender")

OF THE FIRST PART AND:

PATRIOT POWER CORP., a body corporate, having an office located at 502 East John Street, Carson City, Nevada, 89706

(the "Borrower")

OF THE SECOND PART

WHEREAS the Borrower is party to the Letter Agreement dated November 2, 2005 with Maggie-May Minerals, Inc. ("Maggie-May") attached hereto as Exhibit I (the "Letter Agreement") pursuant to the terms of which the Borrower can exercise the Option (as that term is defined in the Letter Agreement) by, inter alia, making the payments, issuing the securities and incurring the exploration expenditures at the times and in the amounts provided for in the Letter Agreement;

AND WHEREAS, by agreement between the Lender and the Borrower, the Borrower has granted to the Lender the right and option to acquire up to a 40% interest in the Claims (as that term is defined in the Letter Agreement), subject to various royalties, exercisable after the Option is exercised (the "Lender's Right");

AND WHEREAS the Letter Agreement provides that, except for the Lender's Right, the Borrower's interest in the Letter Agreement, the Option Agreement (as that term is defined in the Letter Agreement) and the Claims is not assignable, in whole or in part, without the prior written consent of Maggie-May;

AND WHEREAS there are now payments totalling US$390,000 due under the Letter Agreement to maintain the Option (the "Payments");

AND WHEREAS the Borrower has advised the Lender that the Borrower does not, at the present time, have sufficient funds to make the Payments but anticipates receiving up to US$2,000,000 by way of a financing to be carried out by it within 30 days of the date hereof;

AND WHEREAS the Lender is concerned that the Borrower's failure to make the Payments will impair the Option and, therefore, the Lender's Right and, to protect the Lender's Right, the Lender is prepared to Iend the Borrower US$390,000 upon the terms and subject to the conditions hereinafter set forth to enable the Borrower to make the Payments;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties do hereby agree as follows:

ARTICLE I

DEFINITIONS

L.1 Where used in this Agreement, in addition to any words and phrases defined in the Recitals to this Agreement, the following words and phrases shall have the following meanings:

(a)	"Agreement" means this Agreement and the Schedules hereto, as at any time amended or modified and in effect;

(b)
"Assignment" means the assignment of the Borrower's interest in the Letter Agreement, the Option Agreement and the Claims to be executed by the Borrower and delivered to the Lender pursuant to paragraph 3.2, which shall be substantially in the form set forth in Schedule "B" hereto;

(c)	"Due Date" means the earlier of i) the date upon which the Borrower receives the proceeds of a Financing and (ii) the last day of the Term;

(d)	"Event of Default" means any event specified in paragraph 7;

(e)	"Interest" means US$19,000;

(f)	"Financing" means any financing carried out by the Borrower after the date of this Agreement;

(g)	"Lender's Security" means the Note and the Assignment;

(h)	"Loan" means the loan established pursuant to paragraph 3.1;

(i)
"Note" means the demand promissory note to be executed by the Borrower and delivered to the Lender pursuant to paragraph 3.2, which shall be substantially in the form set forth in Schedule "A" hereto; and

(j)	"Term" means the period commencing on the date of advancement of thean and ending on December 23, 2005.

ARTICLE 2

INTERPRETATION

2.1     Governing Law

This Agreement shall in all respects be construed in accordance with and governed by the laws of the Province of British Columbia.

2.2     Severability

If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

23     Parties in Interest

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

2.4   Headings and MarQinat References

The division of this Agreement into articles, paragraphs, sub-paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

2.5   Currency

All statements of, or references to, dollar amounts in this Agreement mean lawful currency of the United States of America, unless indicated otherwise.

ARTICLE 3
THE LOAN

3.1   Establishment of the Loan

The Lender agrees, on the terms and subject to the conditions set forth in this Agreement, to advance by way of loan to the Borrower the principal amount of US$390,000.

3.2   Delivery of Lender's Security

The Note and the Assignment shall be delivered to the Lender at the time the Lender advances the principal amount of the Loan to the Borrower.

3.3   Interest

The Borrower shall pay the Interest to the Lender.

3.4   Repayment of the Loan

The Borrower shall repay the principal amount of the Loan, and shall pay the Interest, on demand; provided however that, unless there is an Event of Default, the Lender will not make demand for the immediate repayment of the principal amount of the Loan outstanding and payment of the Interest, including, without limitation, a demand under the Note, until the Due Date.

3.5     Upon repayment by the Borrower prior to an Event of Default of the principal amount of the Loan outstanding and payment of the Interest, together with all other costs, charges and expenses payable by the Borrower hereunder, the Lender shall re-deliver the Note and the Assignment to the Borrower.

ARTICLE 4

COMPENSATION FOR THE LOAN

4.1    Costs, Charges and Expenses

The Borrower shall assume and pay all costs, charges and expenses which may be incurred by the Lender in respect of this Agreement or the Lender's Security or which may be incurred by the Lender in respect of any proceedings taken or things done by the Lender or on its behalf in connection therewith to collect, protect, realize or enforce the Lender's Security.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

5.1    Representations and Warranties

The Borrower represents and warrants to the Lender as hereinafter set forth:

(a)	the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(b)
the Borrower has all requisite corporate power and authority to enter into this Agreement and to grant the Lender's Security and to carry out the obligations contemplated herein and in the Lender's Security;

(c)	this Agreement and the Lender's Security have been duly and validly authorized, executed and delivered by the Borrower and are valid obligations of it; and

(d)	no Event of Default and no event which, with the giving of notice or lapse of time would become an Event of Default, has occurred or is continuing.

5.2    Survival of Representations and Warranties

All representations and warranties made herein shall survive the delivery of this Agreement to the Lender and no investigation at any time made by or on behalf of the Lender shall diminish in any respect whatsoever its rights to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement shall constitute representations and warranties made by the Borrower hereunder.

ARTICLE 6
COVENANTS OF THE BORROWER

6.1The Borrower covenants and agrees with the Lender that at all times during the currency of this Agreement it will:

(a)	pay the principal amount of the Loan outstanding, interest and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

(b)	duly observe and perform each and every of its covenants and agreements set forth in this Agreement and the Lender's Security;

(b)	provide the Lender with immediate notice of any Event of Default;

(d)	obtain, within 5 business days of the date hereof, Maggie-May's consent, in writing, to the Assignment; and

(e)	do all things necessary to obtain and maintain the Lender's Security in good standing and make payment of all fees and charges in respect thereto.

ARTICLE 7
EVENT OF DEFAULT

7.1     Definition of Event of Default

The principal balance of the an outstanding, the Interest, costs and any other money owing to the Lender under this Agreement shall immediately become due and payable upon demand by the Lender, unless otherwise waived in writing by the Lender, in any of the following events:

(d)	if the Borrower shall default in any payment when the same is due under this Agreement;

(d)	if the Borrower commits any default under any of the Lender's Security;

(c)
if the Borrower shall become insolvent or shall make a general assignment for the benefit of its creditors, or if an order be made or an effective resolution be passed for the winding-up, merger or amalgamation of the Borrower or if the Bor[r]ower shall be declared bankrupt or if a custodian or receiver be appointed for the Borrower under any bankruptcy legislation, or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers shall be appointed for the Borrower;

(d)	if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed.

ARTICLE 8
GENERAL

8.1    Waiver or Modification

No failure or delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing signed by the Lender. No notice to or demand on the Borrower shall in any case entitle the Borrower to any other or further notice or demand in similar or other circumstances unless specifically provided for in this Agreement. Time shall be of the essence hereof.

8.2     Further Assurances

The parties hereto will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

8.3     Assignment

The Borrower shall not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Lender. This Agreement and any interest herein shall be freely assignable by the Lender.

8.4     Notices

Any notice, demand or other document required or permitted to be given under the provisions of this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telecopier or other similar form of communication addressed as set forth herein. Any notice, demand or document shall, if delivered, be deemed to have been given or made at the time of delivery; if mailed by registered mail and properly addressed be deemed to have been given or made on the third day following the day on which it was so mailed, provided that if at the time of mailing or between the time of mailing and the actual receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by Canada Post occurs, then such notice shall only be effective if actually delivered; and if sent by telecopier or other similar form of communication, be deemed to have been given or made on the day following the day an which it was sent. Any party may give written notice of change of address in the same manner, in which event such notice shall thereafter be given to it as above provided at such changed address.

8.5     Amendments

Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

IN WITNESS WHEREOF the Lender and the Borrower have executed this Agreement under their corporate seals and the hands of their proper officers in that behalf as of the day and year first above written.

THE COMMON SEAL of RODINIA	)
MINERALS INC. was hereunto	)
affixed in the presense of:	)
	)	c/s
)
)

THE COMMON SEAL of PATRIOT	)
POWER CORP. was hereunto	)
affixed in the presense of:	)
	)	c/s
)
)

SCHEDULE "A"
PROMISSORY NOTE

BORROWER: PATRIOT POWER CORP.

LENDER:     RODINIA MINERALS INC.,
            Suite 600, 595 Howe Street,
            Vancouver, B.C. V6C 2T5

AMOUNT:    US$390,000

DATE:       November 23, 2005

    FOR VALUE RECEIVED, the Borrower promises to pay, on demand, to the Lender at the address set out above, or at such other address as the Lender may direct the Borrower in writing, the principal amount of Three Hundred and Ninety Thousand United States Dollars (US$390,000) (hereinafter the "principal sum"), together with interest in the amount of Nineteen Thousand United States Dollars (US$19,000) (hereinafter the "interest"), all in lawful money of the United States of America.

    The Borrower shall have the right, upon 24 hours' prior notice to the Lender, to prepay in whole or in part at any time, from time to time, the amounts due hereunder without bonus or penalty.

    The Borrower shall keep, at its head office, a register of the holder of this promissory note setting forth the name, address and description of the Lender. The Lender will be treated as the owner and holder hereof for all purposes, and the payment to, and receipt of, the Lender, as the case may be, of any of the principal sum or interest payable hereunder shall be a good and sufficient discharge to the Borrower for the same.

    The Borrower hereby waives demand, notice of dishonour and presentment for payment, protest, and notice of protest of this promissory note,

SIGNED, SEALED AND DELIVERED this 23rd day of November, 2005 by:

PATRIOT POWER CORP.

By:	/s/
Name:
Title:

By:	/s/
Name:
Title

SCHEDULE "B"

Assignment dated November 23, 2005 between:

PATRIOT POWER CORP., a body corporate, having an office located at 502 East John Street, Carson City, Nevada, 89706

(the "Assignor")

                                                                                        OF THE FIRST PART

 AND:

RODINIA MINERALS INC., a body corporate, having an office located at Suite 600, 595 Howe Street, in the City of Vancouver, in the Province of British Columbia, V6C 2T5

(the "Assignee")

                                                          OF THE SECOND PART

For valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by each of the Assignor and the Assignee, the Assignor hereby sells, transfers, assigns, conveys and quit claims to and in favour of the Assignee all of the Assignor's right, title and interest in and to that certain Letter Agreement dated November 2, 2005 between Assignor, as "Optionee", and Maggie-May Minerals, Inc., as "Optionor", a true copy of which is attached hereto as Schedule "A" (the "Letter Agreement"), and the Assignee hereby accepts the same and agrees to be bound by the terms of the Letter Agreement, as "Optionee" thereunder; PROVIDED HOWEVER THAT, as long as there is no "Event of Default" prior to repayment by the Assignor of the "Loan" (as those words and phrases in quotation marks are defined in that certain Loan Agreement dated November 23, 2005 between the Assignor and the Assignee and to which this Assignment is attached as a Schedule), the Assignee shall re-deliver this Assignment to the Assignor when the principal amount of the Loan outstanding, interest, costs, charges and expenses are repaid or paid by the Assignor under the said Loan Agreement, whereupon this Assignment shall be considered null and void ab initia.

THE COMMON SEAL of RODINIA	)
MINERALS INC. was hereunto	)
affixed in the presense of:	)
	)	c/s
)
)

THE COMMON SEAL of PATRIOT	)
POWER CORP. was hereunto	)
affixed in the presense of:	)
	)	c/s
)
)

                                                                                Consented to this______ day of _______2005

                                                                                MAGGIE MAY MINERALS, INC.

                                                                                Per: ________________________________
                                                                                Authorized Signatory